Supplement dated March 14, 2011
to the Prospectus for Principal Variable Contracts Funds, Inc.
Dated May 1, 2010
(as supplemented on May 3, 2010, May 19, 2010, June 16, 2010,
September 16, 2010, December 15, 2010, and February 15, 2011)

(Not all Accounts are offered in all variable annuity and variable life insurance contracts.)

This supplement updates information currently in the Prospectus. Retain this supplement with the
Prospectus.

LARGECAP S&P 500 INDEX ACCOUNT

On page 53, add the following under the Sub-Advisor(s) and Portfolio Manager(s) heading:

• Thomas L. Kruchten (since 2011), Research Analyst and Portfolio Manager

Delete the information regarding Dirk Laschanzky and Scott W. Smith.

MANAGEMENT OF THE FUND

In the section for Principal Global Investors, LLC on page 179, add the following information:

Thomas L. Kruchten has been with PGI since 2005. He earned a B.A. in Finance from the
University of Northern Iowa. Mr. Kruchten has earned the right to use the Chartered Financial
Analyst designation and is a member of the CFA Society of Iowa.

Delete the references to Scott W. Smith.

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